THE PBHG FUNDS, INC.
                                PBHG Class Shares
                                November 23, 1996

The PBHG Funds, Inc. (the "Fund") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers the PBHG Class Shares of the PBHG Large Cap 20 Fund (the "Portfolio"):

                                PBHG LARGE CAP 20 FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated November 23, 1996, has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-800-433-0051. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




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                                TABLE OF CONTENTS


SUMMARY...................................................................  3

EXPENSE SUMMARY...........................................................  4


THE FUND AND THE PORTFOLIO................................................  5


INVESTMENT OBJECTIVE AND POLICIES.........................................  5

GENERAL INVESTMENT POLICIES AND STRATEGIES................................  5

RISK FACTORS..............................................................  6

INVESTMENT LIMITATIONS....................................................  7

HOW TO PURCHASE FUND SHARES...............................................  7

SHAREHOLDER SERVICES......................................................  9

HOW TO REDEEM FUND SHARES................................................. 11

SHARE PRICE............................................................... 12

PERFORMANCE ADVERTISING................................................... 13

TAXES..................................................................... 13

GENERAL INFORMATION....................................................... 14

GLOSSARY OF PERMITTED INVESTMENTS......................................... 17



                                        2

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                                    SUMMARY


         The PBHG Funds, Inc. (the "Fund") is an open-end management investment company which provides a convenient way to invest in professionally managed diversified and non-diversified portfolios of securities. This summary provides basic information about the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund" or the "Portfolio"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.


         What are the Investment Objectives, Program and Policies of the Portfolio? The Portfolio seeks long-term capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio invests primarily in equity securities of a limited number of larger capitalization companies that are perceived by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have a strong potential for capital appreciation.

What are the Risks Involved with an Investment in the Portfolio? In view of the fact that the Portfolio invests in equity securities of a relatively small number of companies, the impact of a change in value of a stock holding may be magnified. The Portfolio may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. See "Investment Objectives and Policies" and "Glossary of Permitted Investments."

Who is the Adviser? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to the Portfolio. See "The Adviser."

Who are the Administrator and Sub-Administrator? PBHG Fund Services, a wholly-owned subsidiary of the Adviser, serves as the Administrator of the Fund and SEI Fund Resources, an affiliate of the Fund's distributor, serves as Sub-Administrator of the Fund. See "The Administrator and Sub-Administrator."

Who is the Transfer Agent? DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Fund. See "The Transfer Agent."

Is There a Sales Load? No, PBHG Class Shares of the Portfolio are offered on a no-load basis.

Is There a Minimum Investment? The Portfolio has a minimum initial investment of $2,500 for regular accounts and $2,000 for Individual Retirement Accounts ("IRAs").

How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on any day on which the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment by check or readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. Purchases and redemptions also may be made through certain broker-dealers and other financial institutions.

The Fund also offers a Systematic Investment Plan and a Systematic Withdrawal Plan. See "Shareholder Services."

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


--------------------------------------------------------------------------------------------------------------------------------
EXPENSE SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Large Cap 20
                                                                                                                          Fund
--------------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                                                                                           None
--------------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Reinvested Dividends                                                                                None
--------------------------------------------------------------------------------------------------------------------------------
Deferred Sales Load                                                                                                       None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fees (1)                                                                                                       None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fees                                                                                                             None
================================================================================================================================
(1)  A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.


--------------------------------------------------------------------------------------------------------------------------------
Annual Operating Expenses
(as a percentage of average net assets after applicable expense reimbursements or fee waivers)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Large Cap 20
                                                                                                                          Fund
--------------------------------------------------------------------------------------------------------------------------------
Advisory Fees                                                                                                              .85%
--------------------------------------------------------------------------------------------------------------------------------
12b-1 Fees                                                                                                                None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                                             .65%
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                                                  1.50%
================================================================================================================================
        The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses of the Portfolio to not more than
        1.50% of the average daily net assets of the Portfolio. Such waiver of Advisory Fees or assumptions of Other Expenses by the Adviser is subject to a possible reimbursement by the
        Portfolio in future years if such reimbursement can be
        achieved within the foregoing annual expense limit. Nevertheless, based on average assets of at least $50 million during the
        Portfolio's first year of operation, it is not expected that the Adviser will need to waive or limit its Advisory Fees
        or to assume Other Expenses of the Portfolio.


Example
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1 Year         3 years
--------------------------------------------------------------------------------------------------------------------------------
An investor in the Portfolio would pay the following expenses on a $1,000            Large Cap 20          $15             $47
investment assuming (1) 5% annual return, and (2) redemption at the end                      Fund
of each time period.
================================================================================================================================

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The example is based upon estimated other expenses of the Large Cap 20 Fund, as set forth in the "Annual Operating Expenses" table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio. See "The Adviser" and "The Administrator."



                          THE FUND AND THE PORTFOLIO

The Fund is an open-end investment company that currently offers shares in ten separate series (the "Portfolios"). This Prospectus relates solely to the PBHG Class Shares for the Large Cap 20 Fund. Each share of the Portfolio represents an undivided interest in the Portfolio. The Fund's shares are currently divided into two classes of shares (PBHG Class and Trust Class) having such preferences and special or relative rights and privileges as the Board of Directors determines. Only the Portfolio's PBHG Class Shares are offered by this Prospectus. The Trust Class Shares are generally subject to the same expenses as the PBHG Class Shares but also bear a Rule 12b-1 shareholder servicing fee of
 .25% of the average daily net assets attributable to its shares. The Trust Class Shares are not currently available for this Portfolio. Additional information pertaining to the Fund may be obtained by writing the Fund's transfer agent, DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.


                       INVESTMENT OBJECTIVE AND POLICIES


PBHG Large Cap 20 Fund

The Large Cap 20 Fund seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including American Depository Receipts ("ADRs") and foreign equity securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock that are convertible into common stocks. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four higher rating categories). The Adviser will consider the diversity of industries in choosing investments for the Portfolio.


Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of a limited number (i.e., no more than 20 stocks) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Portfolio focuses on equity securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.


While it has no present intention to do so, the Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Fund. See "Glossary of Permitted Investment."

There can be no assurance that the Portfolio will achieve its investment objective.

                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process:


The Adviser's investment process in managing the assets of the Large Cap 20 Fund is both quantitative and fundamental, and is extremely focused on quality earnings growth. In seeking to identify investment opportunities for the

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Portfolio, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for the Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investments for the Portfolio that possess strong growth characteristics. The Adviser tries to keep the Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolio maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Portfolio Turnover


Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate for the Large Cap 20 Fund will not exceed 100%.


Temporary Defensive Positions


Under normal market conditions, the Portfolio expects to be fully invested in its equity securities, as described above. However, for temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.


                                  RISK FACTORS

Foreign Securities

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

For additional information regarding risks and permitted investments, see "Glossary of Permitted Investments" and the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

The investment objective of the Portfolio, and the investment limitations set forth herein, and certain investment limitations contained in the Statement of Additional Information, are fundamental policies of the Portfolio. The Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. With respect to 75% of the Portfolio's total asset, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation,
(i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary for emergency purposes and then only in an amount not exceeding 10% of the value of total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

                          HOW TO PURCHASE FUND SHARES

You may purchase shares of the Portfolio directly through DST Systems, Inc. ("DST" or the "Transfer Agent"). Purchases of shares of the Portfolio may be made on any day on which the New York Stock Exchange is open for business ("Business Day"). Shares of the Portfolio are offered only to residents of states in which such shares are eligible for purchase. Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to the Portfolio's public offering price.

You may place orders by mail, wire or telephone if you have elected the Telephone Purchase Authorization option on your Account Application. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

Minimum Investment


The minimum initial investment in the Portfolio is $2,500 for regular accounts and $2,000 for IRAs. There is no minimum for subsequent purchases except for those (1) using the Fund's Systematic Investment Plan or (2) electing to purchase additional shares by phone. The Distributor may waive the minimum at its discretion. As described below, subsequent purchases through the Fund's Systematic Investment Plan and by Telephone Purchase Authorization must be at least $25 and $1000, respectively.


Initial Purchases By Mail


An account may be opened by mailing a check or other negotiable bank draft payable to -- PBHG Large Cap 20 Fund -- for $2,500 or more for regular accounts and $2,000 for IRAs, and a completed Account Application to The PBHG Funds, Inc. c/o DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. The Fund will not accept third party checks, i.e., a check not payable to PBHG
Large Cap 20 Fund, for initial or subsequent investments.

Additional Purchases by Phone (Telephone Purchase Authorization)

If you have made this election, you may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. The Telephone Purchase Authorization is an election available on the Account Application. The minimum telephone purchase is $1,000, and the maximum is five times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred as a result of the purchase.

Initial Purchase By Wire


If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Portfolio by requesting that your bank transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. All wires must be sent as follows: United Missouri Bank of Kansas, N.A.; ABA #10-1000695; for Account Number 98705-23469; Further Credit: Large Cap 20 Fund.


Additional Purchases By Wire

Additional investments may be made at any time through the wire procedures described in the previous section, which must include your name and account number. Your bank may impose a fee for investments by wire.


Purchases By ACH

If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section and attach a voided check or deposit slip to the Account Application. This option must be established on the account at least 15 days prior to initiating an ACH transaction.


General Information Regarding Purchases

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

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In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time for the Portfolio and (ii) promptly transmit the order to the Transfer Agent.
See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interests of the Fund or its shareholders to accept such order.

                              SHAREHOLDER SERVICES

Shareholder Inquiries and Services Offered

If you have any questions about the Portfolio or the shareholder services described below, please call the Fund at 1-800-433-0051. Written inquiries should be sent to DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Fund's Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

Systematic Investment and Withdrawal Plans

For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.


(1) Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the Portfolio at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Portfolio despite its fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Portfolio. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Portfolio's net asset value is relatively low and fewer shares being purchased when the Portfolio's net asset value is relatively high, thereby helping to decrease the average price of your shares.


Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction) from your designated checking or savings account. Your systematic investment in the Portfolio will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select.

This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.


(2) Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Portfolio. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account in the Portfolio to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account utilizing this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Exchange Privileges

Once payment for your shares has been received (ie., an account has been established), you may exchange some or all of your shares for shares of the other seven portfolios of the Fund currently available for investment by new investors. However, if you own shares of any portfolio of the Fund other than the PBHG Cash Reserves Fund, you are limited to four (4) exchanges annually from such portfolio to the PBHG Cash Reserves Fund. Exchanges are made at net asset value. The Fund reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Transfer Agent. The exchange privilege may be exercised only in those states where the shares of the Portfolio may legally be sold.

Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and Corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.


(1) Individual Retirement Accounts ("IRAs"). You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new IRA; or (b) "rolling-over" to the Fund monies from other IRA accounts or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 years of age, you can use an IRA to invest up to $2,000 per year of your earned income in the Portfolio. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income.

There is a $10.00 annual maintenance fee charged to IRA investors. If you maintain IRA accounts in more than one portfolio of the Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(3) 401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(4) 401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Portfolio on a tax-deferred basis in order to help them meet their retirement needs.

(5) 403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

Other Special Accounts

The Fund also offers the following special accounts to meet your needs:

(1) Uniform Gift to Minors. By establishing a Uniform Gift to Minors/Uniform Transfer to Minors Account with the Fund you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(2) Custodial and Fiduciary Accounts. The Fund provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

                           HOW TO REDEEM FUND SHARES

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days.

You may also redeem shares of the Portfolio through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time for the Portfolio and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" above. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

There is no charge for having a check for redemption proceeds mailed.

By Telephone

Redemption orders may be placed by telephone provided that this option has been elected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request.

Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

By ACH

The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to your bank account until the second Business Day following the transaction.

In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompanying requests to establish this option.

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all requests to wire redemption proceeds; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Fund does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $1,000. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least $1,000 before the redemption is processed.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

                                  SHARE PRICE

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any Business Day. The net asset value per share of the Portfolio is listed under PBHG in the mutual fund section of most major daily newspapers, including the Wall Street Journal.

                            PERFORMANCE ADVERTISING

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, and other investment alternatives. The Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                                     TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.

Tax Status of the Portfolio:


The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other Series. The Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions:

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.


Certain securities purchased by the Portfolio are sold with original issue discount and thus do not make periodic cash interest payments. The Portfolio will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.


Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Portfolio, and may be exempt, depending on the state, when received by a shareholder as income dividends from the Portfolio provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt, and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in your particular state.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax that may be applicable to regulated investment companies.

Tax Treatment of Transactions:

Each sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes.

                              GENERAL INFORMATION

The Fund

The Fund, an open-end management investment company, was originally incorporated in Delaware in 1985 under the name PBHG Growth Fund, Inc. Effective July 31, 1992, the Fund was reorganized as a Maryland corporation pursuant to an Agreement and Articles of Merger which was approved by Fund shareholders on July 21, 1992. On September 8, 1993, the Fund's shareholders voted to change the name of the Fund to The Advisors' Inner Circle Fund 11, Inc. On May 2, 1994, the Fund's shareholders voted to change the name of the Fund to The PBHG Funds, Inc. The Fund has an authorized capitalization of seven billion six hundred million shares of $0.001 par value common stock. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

Each portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Adviser


Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $14 billion in assets. In addition to advising the Portfolio, the Adviser provides advisory services to the Fund's other Portfolios and to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.


The Adviser serves as the investment adviser to the Portfolio under an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Board of Directors of the Fund.


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Portfolio's average daily net assets. The investment advisory fees paid by the Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an Expense Limitation Agreement with the Fund, with respect to the Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.50%. Reimbursement by the Portfolio of the advisory fees waived or limited or other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expenses ratio of the Portfolio to exceed 1.50%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50%; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

The Portfolio will be managed by James D. McCall. Mr. McCall has been a Portfolio Manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First Maryland Bank Corporation (May 1992 to November 1994) and a portfolio manager with Provident Mutual Management, Inc. prior to that time. Mr. McCall and Gary L. Pilgrim have jointly managed two other series of the Fund, the PBHG Large Cap Growth Fund and PBHG
Select Equity Fund, since the inception of each of those series.

The Administrator and Sub-Administrator


PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of Pilgrim Baxter & Associates, Ltd., provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Portfolio. The principal place of business of the Administrator is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.


SEI Fund Resources (the "Sub-Administrator"), an indirectly wholly-owned subsidiary of SEI Corporation ("SEI") and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of .07% of the average daily net assets of the Portfolio with respect to $2.5 billion of the total average daily net assets of the Fund, and a fee at the annual rate of .025% of the average daily net assets of the Fund in excess of $2.5 billion.


The Transfer Agent

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agent agreement with the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request. In such cases, the Fund will not compensate such third parties at a rate that is greater than the rate the Fund is currently paying the Fund's Transfer Agent for providing these services to shareholders investing directly in the Fund.

The Distributor

SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, a wholly-owned subsidiary of SEI, provides the Fund with distribution services. No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

Directors of the Fund

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of the Portfolio will vote separately on matters relating solely to the Portfolio, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold and does not intend to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Fund issues unaudited financial information semiannually, and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

You may direct inquiries to the Fund by writing to The PBHG Funds, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009, or by calling 1-800-433-0051.

Dividends and Distributions

Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by the Portfolio at least annually.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and distributions of the Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Counsel and Independent Public Accountants


Katten Muchin & Zavis serves as counsel to the Fund. Coopers & Lybrand, LLP serves as the independent public accountants of the Fund.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Portfolio (the "Custodian"). The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").


As of the date of this Prospectus, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, as the Portfolio's initial shareholder owned of record or beneficially, all of the outstanding PBHG Class shares of the Portfolio, and, as a result, may be deemed to be a controlling person of the Portfolio for purposes of the 1940 Act.


                       GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for the Portfolio.


American Depository Receipts -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depository Shares and New York Shares. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. If for any reason investment grade convertible securities purchased by the Portfolio fall below investment grade, the Portfolio will dispose of such securities in an orderly manner.

Equity Securities -- Investments in common stocks, preferred stocks and other equity related securities are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Portfolio's net asset value.

Forward Foreign Currency Contracts -- Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which the Portfolio's securities are or may be denominated. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of the Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

Generally, the Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If the Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Illiquid Securities -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

Money Market Instruments -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial papers; and
(v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Repurchase Agreements -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Fund's Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. The Portfolio may invest in restricted securities that the Adviser determines are liquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Portfolio may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the Securities Act of 1933. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolio.


When-Issued and Delayed-Delivery Securities -- The Portfolio may purchase certain debt securities on a when-issued or delay-delivery basis. When the Portfolio purchases securities in a when-issued or delayed-delivery basis, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 120 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. When-issued and delayed-delivery securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or increases in value and there is a failure to deliver the security.


Warrants -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

                              THE PBHG FUNDS, INC.


                             PBHG LARGE CAP 20 FUND


                               INVESTMENT ADVISER:
                        PILGRIM BAXTER & ASSOCIATES, LTD.


This Statement of Additional Information is not a prospectus and relates only to the PBHG Large Cap 20 Fund (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The PBHG Funds, Inc. (the "Fund") and the Portfolio, and should be read in conjunction with the Portfolio's Prospectus dated November 20, 1996. The Prospectus for the Portfolio may be obtained without charge by calling 1-800-431-0051.



                                TABLE OF CONTENTS

THE FUND.................................................................S - 2
DESCRIPTION OF PERMITTED INVESTMENTS.....................................S - 2
INVESTMENT LIMITATIONS...................................................S - 3
THE ADVISER..............................................................S - 5
THE ADMINISTRATOR AND SUB-ADMINISTRATOR..................................S - 7
THE DISTRIBUTOR..........................................................S - 8
DIRECTORS AND OFFICERS OF THE FUND.......................................S - 8
COMPUTATION OF YIELD ....................................................S - 11
CALCULATION OF TOTAL RETURN..............................................S - 11
PURCHASE AND REDEMPTION OF SHARES........................................S - 11
DETERMINATION OF NET ASSET VALUE.........................................S - 12
TAXES....................................................................S - 12
PORTFOLIO TRANSACTIONS...................................................S - 14
DESCRIPTION OF SHARES....................................................S - 15


November 20, 1996

                                    THE FUND


This Statement of Additional Information relates only to the Fund's PBHG Large Cap 20 Fund (the "Portfolio"). The Portfolio is a separate series of The PBHG Funds, Inc. (the "Fund"), which was originally incorporated in Delaware on August 2, 1985, under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Fund approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Fund voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Fund's name to The PBHG Funds, Inc. The Fund also offers shares of nine other portfolios, i.e., PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Core Growth Fund, and PBHG Limited Fund through means of separate prospectuses and statements of additional information. The Portfolio is a separate mutual fund, and each share of the Portfolio represents an equal proportionate interest in the Portfolio. See "Description of Shares." No investment in shares of the Portfolio should be made without first reading the Portfolio's Prospectus. Capitalized terms not defined herein are defined in the Portfolio's Prospectus.


                      DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase agreements are agreements by which a person (e.g., the Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolio, the Fund's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Investment Company Shares

The Portfolio may invest in shares of money market mutual funds, to the extent set forth under "Investment Limitations" below. Since such funds pay management fees and other expenses, shareholders of the Portfolio would indirectly pay both the Portfolio's expenses and the expenses of underlying funds with respect to the Portfolio's assets invested therein. Applicable regulations prohibit the Portfolio from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

Puts, Calls, Straddles, Spreads and Futures Contracts

The Portfolio has no current intention in the foreseeable future of utilizing puts, calls, straddles, spreads or futures contracts or any combination thereof.

                             INVESTMENT LIMITATIONS

Fundamental Policies

The Portfolio has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

4. Make loans, except that the Portfolio, in accordance with the Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements as described in the Portfolio's Prospectus and Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings permitted by the Portfolio's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts, in aggregate amounts not to exceed 10% of total assets taken at current value of the time of the incurrence of such pledge, mortgage or hypothecation.

6. Purchase or sell real estate, real estate limited partnership interests, futures, contracts, commodities or commodity contracts, except that this shall not prevent the Portfolio from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the Portfolio's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for the Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. The Portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions, and (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing money or pledging, mortgaging or hypothecating assets, as described in the Portfolio's limitation on borrowing money, the Portfolio's limitation on permitted borrowings and the Portfolio's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or orders of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs.

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in the Portfolio's Prospectus, the Portfolio has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

The Portfolio may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid. However, certain state securities regulators have required that the Portfolio not invest more than 10% of its net assets in restricted securities; the Portfolio will so limit its investments, but intends to remove or loosen this restriction once permitted to do so by state regulators.

2. Purchase securities of other investment companies, except to the extent such purchase is limited to shares of money market open-end investment companies and the Adviser will waive its fee on that portion of the assets placed in such money market open-end investment companies.

3. Purchase or retain securities of an issuer if, to the knowledge of the Portfolio, an officer, trustee, partner or director of the Portfolio or any investment adviser of the Portfolio owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

4. Purchase or sell puts, calls, straddles, spreads, and any combination thereof, if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

5. Invest (i) more than 5% of its net assets in warrants or (ii) more than 2% of its net assets in warrants that are not traded on the New York Stock Exchange or the American Stock Exchange.

The foregoing percentages will apply at the time of the purchase of a security, except with respect to the limitation on investing in illiquid securities.

                                  THE ADVISER

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (2) make investment decisions for the Fund; and (3) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors. The Advisory Agreement requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Fund. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Fund. See the Prospectuses for a description of expenses borne by the Fund.

The Adviser is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.85% of the average net assets of the Portfolio.

The annual fees of the Adviser will be reduced to the extent that the Fund's ordinary expenses for any fiscal year (including advisory fees, but excluding brokerage commissions, interest, local, state and federal taxes and extraordinary expenses) exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees will be reduced pro rata (but not below zero) to the extent necessary to comply with such expense limitations. At the date of this Statement of Additional Information, the strictest expense limitation applicable to the Fund is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of the remaining average net assets of any fiscal year.

To the extent the Portfolio is registered in the State of California and purchases securities of open-end investment companies, the Adviser will waive its advisory fee on that portion of the Portfolio's assets invested in such securities.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

                    THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Fund and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on July 1, 1996, pursuant to which the

Administrator oversees the administration of the business and affairs of the Fund, including services provided to it by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each series of the Fund, including the Portfolio. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1998 and shall thereafter continue in effect for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Fund, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into the Sub-Administrative Services Agreement ("Sub-Administrative Agreement") on July 1, 1996 pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Fund. Prior to July 1, 1996, the Sub-Administrator served as the administrator of the Fund. The Sub-Administrator is a wholly-owned subsidiary of SEI Financial Management Company ("SEI Financial"), which is a wholly-owned subsidiary of SEI Corporation ("SEI"). The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Under the Sub-Administrative Agreement, the Sub-Administrator is entitled to a fee from the Administrator, which is calculated daily and paid monthly, (i) at an annual rate of 0.07% of the average daily net assets of each series of the Fund, including the Portfolio, with respect to the first $2.5 billion of the total average daily net assets of the Fund; and (ii) at the annual rate of .025% of average daily net assets of each series of the Fund, including the Portfolio, with respect to the total average daily net assets of the Fund in excess of $2.5 billion. The Sub-Administrative Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall remain in effect until December 31, 1998 and shall thereafter continue in effect for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

                                THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, and the Fund are parties to a distribution agreement (the "Distribution Agreement") dated July 1, 1996 pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor will receive no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

                       DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in the parenthesis.

JOHN R. BARTHOLDSON (51) - Director - Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Chief Financial Officer and Director, The Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.


HAROLD J. BAXTER (50)* - Director - Chairman, Chief Executive Officer and Director, the Adviser, 1255 Drummers Lane, Suite 300, Wayne, PA 19087-1590. Trustee, the Administrator since May 1996 and Chief Executive Officer,
Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, PA 19010, since June 1996.


JETTIE M. EDWARDS (49) - Director - Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992.

ALBERT A. MILLER (62) - Director - 7 Jennifer Drive, Holmdel, New Jersey 07733. Principal and Treasurer, JK Equipment Exporters since 1995. Advisor and Secretary, The Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co. 1958-1995 (retired).

GARY PILGRIM (55) - President - President, Secretary, Treasurer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996.

SANDRA K. ORLOW (42) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1983 and SEI Financial since June 1996.

KEVIN P. ROBINS (35) - Vice President, Assistant Secretary - Senior Vice President, Secretary and General Counsel of SEI, the Sub-Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1992 and SEI Financial since June 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

KATHRYN L. STANTON (37) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1994 and SEI Financial since June 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (30) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1995 and SEI Financial since June 1996. Associate, Dewey Ballantine (law firm) 1994-1995 (transfer agent), Associate, Winston & Strawn (law firm) 1991-1994.

JOSEPH LYDON (36) - Vice President, Assistant Secretary - Director of Business Administration, SEI since April, 1995. Vice President of Fund Group, Vice President of the Advisor - Dreman Value Management, LP, President of Dreman Financial Services, Inc., 1989-1995.

BARBARA A. NUGENT (40) - Vice President and Assistant Secretary - Vice President and Assistant Secretary, SEI since April 1996. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President, Delaware Service Company, Inc., 1988-1993.

MICHAEL HARRINGTON (27) - Assistant Vice President - Mutual Fund Coordinator, the Adviser since 1994. Secretary, the Administrator since May 1996. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (32) - Vice President - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994. Assistant Vice President, Fund/Plan Services, Inc., 1990-1992.

BRIAN BEREZNAK (34) - Vice President and Assistant Secretary - Chief Operating Officer, the Adviser since 1989. Trustee and President, the Administrator since May 1996.

DARLENE DEREMER (40) - Vice President - President, DeRemer Associates (financial consulting), 155 South Street, Wrentham, MA 02093 since 1987.

JANE A. KANTER (47) - Secretary - Partner, Katten Muchin & Zavis, 1025 Thomas Jefferson Street, N.W., East Lobby - Suite 700, Washington, D.C. 20007 (law firm) since 1994. Partner, Freedman Levy Kroll & Simonds (law firm), 1987-1994.


STEPHEN G. MEYER (31) - Chief Financial Officer and Controller - Director of Internal Audit and Risk Management at SEI Corporation since 1992. Senior Associate at Coopers & Lybrand, LLP (accounting firm), 1990-1992.



-------------------

*Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Each current Director of the Fund who is not an "interested person" of the Fund is expected to receive the following compensation during the fiscal year ending March 31, 1997:



===========================================================================================================================
                                                                                                            Total
                                                             Pension or                                 Compensation
                                                             Retirement                                   from the
                                       Aggregate              Benefits             Estimated              Portfolio
                                      Compensation         Accrued as Part           Annual             and the Fund
        Name of Person,                 from the                 of              Benefits Upon             Paid to
           Position                    Portfolio*           Fund Expenses          Retirement            Directors*

---------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson,                   less than                 N/A                  N/A               $12,000 for
Director                                 $1,000                                                         services on
                                                                                                        one Board
---------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter,                         N/A                    N/A                  N/A               N/A
Director**

---------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards,                     less than                 N/A                  N/A               $12,000 for
Director                                 $1,000                                                         services on
                                                                                                        one Board
---------------------------------------------------------------------------------------------------------------------------
Albert A. Miller,                      less than                 N/A                  N/A               $12,000 for
Director                                 $1,000                                                         services on
                                                                                                        one Board
===========================================================================================================================

-------------------

* The Fund is expected to pay approximately $3,000 to each Director who is not an "interested person" of the Fund for each regular meeting of the Board of Directors during the fiscal year ending March 31, 1997. The Portfolio is expected to pay its proportionate share of the total compensation, based on its total net assets relative to the total net assets of the Fund.

**Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.


As the Portfolio's initial shareholder, SEI Financial, 680 East Swedesford Road, Wayne, PA 19087-1658, holds all of the outstanding shares, both beneficially and of record, of the Portfolio as of the date of this Statement of Additional Information.

                              COMPUTATION OF YIELD

From time to time, the Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

                          CALCULATION OF TOTAL RETURN

From time to time, the Portfolio may advertise total return. The total return of the Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                       PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Portfolio are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE


The securities of the Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.


Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the mean between the most recent bid and asked prices. However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

                                     TAXES

The following is only a summary of certain income tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, the Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

In certain cases, the Portfolio will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

If the Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

Distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Portfolio. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer the Portfolio best price and execution or other services which are of benefit to the Portfolio. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price. In the case of securities traded in the over-the-counter market, the Adviser expects normally to seek to select primary market makers.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio.

It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolio's or the Fund's expenses. Because shares of the Portfolio are not marketed through intermediary broker-dealers, it is not the Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for the purchase or sale of portfolio securities with qualified broker-dealers who refer clients to the Portfolio. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

                             DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares of the Portfolio and to create additional portfolios of the Fund. Each share of the Portfolio represents an equal proportionate interest in the Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of the Portfolio and all assets in which such consideration is invested belong to the Portfolio and would be subject to the liabilities related thereto.



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